UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 8, 2019

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Air Lease Corporation (the “Company”) reports the following information with respect to its aircraft activity for the fourth quarter of 2018:

As of December 31, 2018, the Company’s fleet was comprised of 275 owned aircraft and 61 managed aircraft, with commitments to acquire a total of 372 new aircraft for delivery through 2024.

Order book Deliveries

•	The Company delivered 12 new aircraft in the fourth quarter of 2018, including 3 Boeing 737 MAX 8, 2 Boeing 787-9s, 4 Airbus A321neos, 2 Airbus A321ceos and 1 Airbus A330-900neo.

•	The majority of order book deliveries in the fourth quarter of 2018 occurred throughout the second half of the quarter.

Sales

The Company sold the following aircraft in the fourth quarter of 2018:

•	2 aircraft to Thunderbolt Aircraft Lease Limited II (“Thunderbolt II”);

•	1 aircraft to Blackbird Capital II, LLC; and

•	2 aircraft to third party buyers.

With respect to the timing of deliveries and aircraft sales, one new aircraft delivery moved into the first quarter of 2019, as did a few of the aircraft sales to Thunderbolt II. The Company expects to complete the sale of the remaining six aircraft to Thunderbolt II in 2019.

Note Regarding Forward-Looking Statements

Statements and other information included in this Current Report on Form 8-K that are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations, as well as certain estimates and assumptions used by the Company’s management, may constitute forward-looking statements. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include, without limitation, expected dates for aircraft delivery and sales. Such statements are based on current expectations and projections about the Company’s future results, prospects and opportunities and are not guarantees of future performance. Such statements will not be updated unless required by law. Actual results and performance may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors, including those discussed in the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR LEASE CORPORATION

Date: January 8, 2019	By:	/s/ Gregory B. Willis
Gregory B. Willis
Executive Vice President and Chief Financial Officer